Net finance costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Net finance costs
CIBC loan (note 9)	$ 472	$ 940
Change in fair value of contingent consideration (note 10)	90	(623)
Change in fair value of derivative financial instrument (note 9)	237	118
Lease liability interest expense (note 11)	71	100
Royalty interest recovery (note 10)		(2)
Interest income	(692)	(363)
Foreign exchange loss	2,536	1
Net finance costs. Total	$ 2,714	$ 171